Presentation Materials for Investors May 2017

2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website. 2

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 9 September 2016 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

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Toyota ’ s Global Businesses Markets vehicles in over 170 countries/regions. 53 manufacturing companies in 28 countries/regions . OTHER BUSINESSES AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Ancillary Products & Services Housing Marine Information Services & Telematics Biotechnology & Afforestation 4

5 TMC Consolidated Financial Results Source : TMC FY2015 , FY2016, & FY2017 Financial Summary (JPY billions) 2015 2016 2017 Net Revenues 27,234.5 28,403.1 27,597.2 Operating Income 2,750.6 2,854.0 1,994.4 Net Income 2,173.3 2,312.7 1,831.1 Fiscal Year Ended March 31,

6 TMC Consolidated Balance Sheet Source : TMC FY2015 , FY2016, & FY2017 Financial Summary FY2015 FY2016 FY2017 (JPY billions) As of March 31, 2015 As of March 31, 2016 As of March 31, 2017 Current assets 17,936.4 18,209.6 17,833.7 Noncurrent finance receivables, net 9,202.5 8,642.9 9,012.2 Investment & other assets 11,295.2 10,834.7 11,707.2 Property, plant & equipment, net 9,295.7 9,740.4 10,197.1 Total Assets 47,729.8 47,427.6 48,750.2 Liabilities 30,082.5 29,339.4 30,081.2 Shareholders' equity 17,647.3 18,088.2 18,669.0 Total Liabilities & Shareholders' Equity 47,729.8 47,427.6 48,750.2

Toyota Across the United States 7

Toyota Across the United States 8

9 • TMS sold 2.45 million vehicles in 2016 – Camry was the best - selling passenger car in America for the 15 th consecutive year • Industry - leading investment in next - generation technologies in power - train, safety and production – TMS has one of the most fuel - efficient line - ups of any full - line OEM – Over 3.0 million hybrids sold in the US and over 10.0 million worldwide (1) – 14 hybrid models (2) and 1 fuel cell model across the TMS line - up – Mirai is Toyota’s first mass - produced hydrogen fuel cell vehicle – Toyota Research Institute announced with R&D focus on artificial intelligence and robotics • TMS is launching 9 new or refreshed models in 2017. Recent and upcoming vehicle launches: Toyota Motor Sales, USA Source: TMS Reports - Camry - Tundra - Lexus LS - Sienna - Prius C - Lexus LC 500 - C - HR - Lexus NX - Lexus RX350L (1) As of January 2017 (2) Includes cars and light trucks

10 Toyota Motor Sales, USA (2) • Qu ality, dependability , safety and product appeal remain high as reflected by numerous 3 rd party accolades 2017 IIHS Top Safety Pick+ Awards 9 Toyota & Lexus models took the highest award, the most of any manufacturer 2017 Kelley Blue Book Best Electric/Hybrid Buy of 2017 2017 Toyota Prius Prime 2017 Kelley Blue Book Best Resale Value Toyota No. 1 Brand Winner (3 out of top 5 Best Resale Values for 2017) 2017 US News & World Report Best Car for Families Toyota Highlander Hybrid 2016 Kelley Blue Book Best Resale Value for Luxury Brand Lexus (5 th year running) 2017 New York International Auto Show World Green Car of the Year Toyota Prius Prime 2016 Forbes Toyota ranked No. 1 most valuable automotive brand 2016 NHTSA 5 - Star Overall Safety 10 Toyota/Lexus/Scion models 2016 Consumer Reports Lexus & Toyota No. 1 brands 2016 J.D. Power IQS 6 Toyota/Lexus/Scion models anked highest in their segments 2016 U.S. News Best Cars for the Money Camry, Prius, RAV4 Hybrid & Lexus NX 2015 Fast Company Toyota ranked among World’s 50 Most Innovative Companies

11 Toyota Motor Sales, USA (3) Lexus LC 500 Highlander Prius Prime Tacoma C - HR Lexus LS 460 F

12 Toyota Financial Services

13 TFS Group Global Presence

14 • Over 4.6 million active finance contracts (1) • AA - (2) /Aa3 (2) rated captive finance company by S&P/Moody’s • Credit support agreement structure with TFSC/TMC (3) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Corporation (TMC) (1) As of March 2017 Source: Company Reports (2) Outlook stable (3) The Credit Support Agreements do not apply to securitization transactions

15 Credit Support Agreements • Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC – TFSC will own 100% of TMCC – TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding – If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due – Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities • TFSC in turn has the benefit of a credit support agreement with TMC – Same key features as TFSC/TMCC credit support agreement – TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding • TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations * “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include as set - backed securities issued by TMCC’s securitization trusts.

16 TMCC Products and Services Consumer Finance • Retail • Lease Dealer Finance • Wholesale • Real Estate • Working Capital • Revolving Credit Lines Insurance • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel

17 Extensive Field Organization • Decentralized dealer and field support • Centralized servicing and collections (circled)

18 TMCC Earning Asset Composition Source: TMCC March 31, 2013 10 - K , March 31, 2014 10 - K , March 31, 2015 10 - K , March 31, 2016 10 - K & December 31, 2016 10 - Q Managed Assets (USD Billions) 20.2 24.9 30.2 34.0 35.3 0.4 0.2 1.2 2.5 2.8 39.9 39.6 38.4 35.7 38.0 7.6 9.5 11.5 14.1 12.9 14.9 15.8 15.6 15.8 17.1 $83.0 $90.0 $96.9 $102.1 $106.1 Mar-13 Mar-14 Mar-15 Mar-16 Dec-16 Lease Sold Lease Retail Sold Retail Wholesale & Other

Origination Characteristics APR Distribution 19 19 Weighted Average FICO Weighted Average Original Term New vs. Used 44% 51% 51% 46% 47% 28% 20% 19% 20% 24% 28% 29% 30% 34% 29% CY2012 2013 2014 2015 2016 <2.0% 2.0%-3.99% >= 4.0% 731 727 726 720 726 CY2012 2013 2014 2015 2016 63 63 64 65 66 CY2012 2013 2014 2015 2016 76% 76% 76% 75% 75% 24% 25% 24% 25% 25% CY2012 2013 2014 2015 2016 New Used Source: Company Reports

20 • Consistent and conservative underwriting standards have produced low levels of delinquencies and credit losses – Focus on prime origination – Ongoing focus on Toyota and Lexus business • Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth – Emphasis on early intervention – Reinforcement of strong compliance management system Credit Decisioning & Collections 20 (1) Delinquency is 60+ day delinquencies as a percentage of retail receivable contracts outstanding (2) Credit loss is annual net credit loss as a percentage of retail receivable principal balance outstanding (3) As of December 31, 2016 0.0% 1.0% 2.0% FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FYTD2017 Delinquency (1) Credit loss (2) (3)

21 TMCC Financial Performance - Select Data Source: T MCC March 31, 2015 10 - K , March 31, 2016 10 - K & December 31, 2016 10 - Q Nine Months Ended December 31, (USD millions) 2013 2014 2015 2016 2016 Total Financing Revenues 7,244 7,397 8,310 9,403 7,491 add: Other Income 744 702 832 1,080 967 less: Interest Expense 4,508 5,352 5,593 7,051 6,299 and Depreciation Net Financing Revenues 3,480 2,747 3,549 3,432 2,159 and Other Revenues Net Income 1,331 857 1,197 932 358 Fiscal Year Ended March 31,

22 TMCC Financial Performance - Select Data (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less all owa nce for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses ) Note: All percentage figures calculated were based on a 120 - day charge - off policy Source: TMCC March 31, 2015 10 - K , March 31, 2016 10 - K & December 31, 2016 10 - Q Nine Months Ended December 31, 2013 2014 2015 2016 2016 Over 60 Days Delinquent (1) 0.19% 0.18% 0.21% 0.26% 0.38% Allowance for Credit Losses (1) (2) 0.63% 0.50% 0.50% 0.52% 0.53% Net Credit Losses (1) 0.27% 0.28% 0.29% 0.38% 0.46% Fiscal Year Ended March 31,

23 TMCC Funding Programs

24 • A - 1+/P - 1 rated direct commercial paper program • $20.4 billion committed credit facilities (1) • $7.9 billion short - term liquidity investment portfolio (2) • Over $60 billion in readily salable consumer retail loan & lease assets • Access to various domestic and international capital markets • Billions of additional capacity in global benchmark markets • Extensive inter - company lending infrastructure • Credit support agreements: TMCC  TFSC  TMC Exceptional Liquidity (1) As of December 31, 2016 (2) Average balance for fiscal year to date December 31, 2016 Source : TMCC December 31, 2016 10 - Q

25 • TMCC is committed to: – Maintaining funding diversity and exceptional liquidity – Issuing into strong demand with attractive deals – Identifying & developing new markets and investor relationships – Responding quickly to opportunities with best - in - class execution – Managing our business and stakeholder relationships with a long - term view TMCC Funding Program Objectives

26 • $17.1 billion in unsecured debt • $8.4 billion in secured debt (net of amount retained) – $3.5 billion comprised of public term secured funding (net of amount retained ) TMCC FY17 Funding Overview Source : Company Reports $25.5 billion of long term debt funded FY2017* *As of March 31, 2017 Global 36% MTN 13% EMTN 4% Structured 1% Uridashi 7% ABS 33% Other 6%

27 TMCC Long Term Debt Outstanding (USD millions ) * Diversification in Debt Offerings *As of March 31, 2017 Source: Company Reports By Deal Type By Currency USD 57,240 EUR 8,714 AUD 3,345 JPY 395 GBP 1,966 Other 479 Global MTN $29,200 MTN $6,332 Public/Privat e ABS $14,337 Other $10,913 EMTN $11,357

28 Funding Flexibility And Responsiveness Source: Company Reports Diversification Across USD Curve (1) (1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding *As of March 31, 2017 37% 39% 45% 27% 53% 20% 0% 4% 3% 2% 5% 5% 7% 12% 11% 9% 20% 19% 12% 14% 28% 37% 22% 20% 27% 26% 21% 22% 13% 5% 4% 16% 6% 7% 0% 20% 40% 60% 80% 100% FY12 FY13 FY14 FY15 FY16 FY17* 1yr 18mth 2yr 3yr 5yr 7yr 10yr

Innovative Funding Platforms 29 • Diversity and Inclusion (D&I) bond - Four issuances to date totaling $2.25 billion - $1.25 billion offering in April 2016 set record for largest corporate D&I bond - Delivers Tier 2 & Tier 3 investor diversification • Auto industry’s first ever Green Bond ABS - Three offerings to date totaling $4.6 billion - Proceeds used exclusively to finance loans and leases for new hybrid and alternative - fuel Toyota and Lexus vehicles

Commercial Paper Programs Highlights • A - 1+/P - 1 Direct Commercial Paper Programs – 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI) – $15.0 billion multi - party committed credit facilities – $5.4 billion bilateral committed credit facilities – $28.8 billion USCP combined average outstanding for TMCC and TCPR – Over 700 diverse institutional investors • State and local municipalities • Large corporations • Pension and retirement funds • Financial institutions • Money managers and mutual fund companies – Rates are posted daily on Bloomberg DOCP screen Source : TMCC December 31, 2016 10 - Q 30

31 Key Investment Highlights • Financial strength supported by strong credit ratings • Transparent business model with exceptional liquidity • Rational funding programs with long - term perspective – Diversification in bond offerings – Focus on proactively meeting needs of market – Strong emphasis placed on flexibility and responsiveness • Industry - leading in: – Liquidity management framework – Balance sheet strength – Business model resiliency